SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): August 11, 1998
                               (August 3, 1998)


                          TOWER REALTY TRUST, INC.
  -----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


  Maryland                         I-13375                     13-3938558
  ----------------------------------------------------------------------------
 (State or other            (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 incorporation)


 292 Madison Avenue
 3rd Floor
 New York, New York                                           10017
 -----------------------------------------------------------------------------
 (Address of principal executive offices)                  (Zip Code)


                               (212) 448-1864
 -----------------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
 -----------------------------------------------------------------------------
       (Former name or former address, if changed since last report)




 Item 5.   Other Events.

      On August 3, 1998, the Registrant issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

 Item 7.   Financial Statements and Exhibits.

 (a)  Financial Statements of Business Acquired.

           Not applicable.

 (b)  Pro Forma Financial Information.

           Not applicable.

 (c)  Exhibits.

 Exhibit Number      Description
 --------------      -----------
 99.1                Press Release issued by Tower Realty Trust, Inc. on
                     August 3, 1998.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                          Tower Realty Trust, Inc.


                          By:  /s/ Lester S. Garfinkel
                              ---------------------------------------
                              Chief Financial Officer and
                              Executive Vice President for
                              Finance & Administration


 Dated:  August 11, 1998



                                  EXHIBIT INDEX


 Exhibit No.        Description
 -----------        ----------
    99.1            Press Release of Tower Realty Trust, Inc., dated August
                    3, 1998.